SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): April 4, 1997
                                                          ---------------

                          SPECIALTY CARE NETWORK, INC.
                          ----------------------------
                 (Exact Name of Registrant Specified in Charter)

          Delaware                     0-22019                   62-1623449
          --------                     -------                   ----------
       (State or Other            (Commission File            (I.R.S. Employer
       Jurisdiction of                 Number)               Identification No.)
       Incorporation)

     44 Union Boulevard, Suite 600
          Lakewood, Colorado                                         80228
-----------------------------------------                     ------------------
(Address of Principal Executive Offices)                          (Zip Code)


       Registrant's telephone number, including area code: (303) 716-0041
                                                          -----------------



         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

         This amendment to the Company's Form 8-K dated April 4, 1997 filed with the Securities and Exchange Commission (the "Commission") on April 21, 1997, as amended by Form 8-K/A-1 filed with the Commission on May 22, 1997 (the
"Form 8-K"), amends and modifies the Form 8-K to amend and restate Item 7(c) in its entirety.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

       (c)  Exhibits.

            2.1 Merger Agreement, dated March 24, 1997, among the Company, OSMC, Marshall K. Steele, III, M.D., Stephen
                     E. Faust, M.D., Robert M. Verklin, M.D., Thomas J. Harries, M.D., Edward S. Holt, M.D. and Thomas E. Dennis, M.D.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SPECIALTY CARE NETWORK, INC.
                                              (Registrant)

                                       By   /s/ D. Paul Davis
                                          ________________________________
                                            D. Paul Davis
                                            Vice President of Finance/Controller

Dated: October 16, 1997

                                  EXHIBIT INDEX

Exhibit
Number                               Description
------                               -----------

 2.1*       Merger Agreement, dated March 24, 1997, among the Company,
            OSMC, Marshall K. Steele, III, M.D., Stephen E. Faust, M.D., Robert
            M. Verklin, M.D., Thomas J. Harries, M.D., Edward S. Holt, M.D. and Thomas E. Dennis, M.D.

------------------

* The exhibits and schedules to this document (which are listed on the table of contents included in the document) have been omitted. The Company agrees to furnish supplementally a copy of any of the omitted exhibits and schedules to the Commission upon request.